SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 2003


           CARNIVAL CORPORATION                           CARNIVAL PLC
           --------------------                           ------------
         (Exact name of registrant                  (Exact name of registrant
         as specified in its charter)              as specified in its charter)

            REPUBLIC OF PANAMA                          ENGLAND AND WALES
            ------------------                          -----------------
       (State or other jurisdiction               (State or other jurisdiction
             of incorporation)                            of incorporation)

                  I-9610                                     I-15136
                  ------                                     -------
         (Commission File Number)                    (Commission File Number)

               59-1562976                                     NONE
               ----------                                     ----
             (I.R.S. Employer                            (I.R.S. Employer
            Identification No.)                         Identification No.)

                                                         CARNIVAL HOUSE
         3655 N.W. 87TH AVENUE,                        5 GAINSFORD STREET
        MIAMI, FLORIDA 33178-2428                    LONDON, SE1 2NE, ENGLAND
        -------------------------                    ------------------------
      (Address of principal executive            (Address of principal executive
                  offices)                                   offices)

              (305) 599-2600                           011 44 20 7805 1200
              --------------                           -------------------
       (Registrant's telephone number,          (Registrant's telephone number,
             including area code)                      including area code)


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Notice of Carnival plc dated June 18, 2003

         Exhibit 99.1 hereto is furnished pursuant to Item 9 hereof and is not intended to be incorporated by reference into any registration statement under the Securities Act of 1933.

Item 9.  REGULATION FD DISCLOSURE.

On June 18, 2003, Carnival plc issued a notice, which is attached as Exhibit
99.1 to this report and is incorporated in this item by reference.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:  June 18, 2003                       CARNIVAL CORPORATION



                                           By:   /s/ Gerald R. Cahill
                                              ----------------------------------
                                              Name:  Gerald R. Cahill
                                              Title: Senior Vice President
                                                     Finance and Chief Financial
                                                     and Accounting Officer


Date:  June 18, 2003                       CARNIVAL PLC



                                           By:   /s/ Gerald R. Cahill
                                              ----------------------------------
                                              Name:  Gerald R. Cahill
                                              Title: Senior Vice President
                                                     Finance and Chief Financial
                                                     and Accounting Officer

                                  Exhibit List


EXHIBIT                                   DESCRIPTION
-------                                   -----------
99.1                      Notice of Carnival plc dated June 18, 2003.